Exhibit 99.5


                       Ford Motor Company and Subsidiaries

                        CONSOLIDATED STATEMENT OF INCOME
                        --------------------------------

                  For the Periods Ended March 31, 2002 and 2001
                                  (in millions)

                                                                                                 First Quarter
                                                                                         ------------------------------
                                                                                             2002            2001
                                                                                         --------------  --------------
                                                                                                  (unaudited)
AUTOMOTIVE
Sales                                                                                     $32,321         $34,650

Costs and expenses
Cost of sales                                                                              30,074          30,815
Selling, administrative and other expenses                                                  2,336           2,506
                                                                                          -------         -------
  Total costs and expenses                                                                 32,410          33,321

Operating income/(loss)                                                                       (89)          1,329

Interest income                                                                               112             255
Interest expense                                                                              362             367
                                                                                          -------         -------
  Net interest expense                                                                       (250)           (112)
Equity in net loss of affiliated companies                                                    (61)           (178)
                                                                                          -------         -------

Income/(loss) before income taxes - Automotive                                               (400)          1,039

FINANCIAL SERVICES
Revenues                                                                                    7,536           7,796

Costs and expenses
Interest expense                                                                            1,996           2,560
Depreciation                                                                                2,666           2,519
Operating and other expenses                                                                1,559           1,437
Provision for credit and insurance losses                                                     961             686
                                                                                          -------         -------
  Total costs and expenses                                                                  7,182           7,202
                                                                                          -------         -------

Income before income taxes - Financial Services                                               354             594
                                                                                          -------         -------

TOTAL COMPANY
Income/(loss) before income taxes                                                             (46)          1,633
Provision/(credit) for income taxes                                                           (26)            571
                                                                                          -------         -------
Income/(loss) before minority interests                                                       (20)          1,062
Minority interests in net income of subsidiaries                                               72               3
                                                                                          -------         -------
Income/(loss) before cumulative effect of change in
 accounting principle                                                                         (92)          1,059

Cumulative effect of change in accounting principle                                          (708)              -
                                                                                          -------         -------

Net income/(loss)                                                                         $  (800)        $ 1,059
                                                                                          =======         =======

Income/(loss) attributable to Common and Class B Stock
 after preferred stock dividends                                                          $  (804)        $ 1,055

Average number of shares of Common and Class B
 Stock outstanding                                                                          1,807           1,840

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Basic income
  Income/(loss) before cumulative effect of change in
   accounting principle                                                                   $ (0.05)        $  0.58
  Cumulative effect of change in accounting principle                                       (0.40)              -
                                                                                          -------         -------
  Net income/(loss)                                                                       $ (0.45)        $  0.58

Diluted income
  Income/(loss) before cumulative effect of change in
   accounting principle                                                                   $ (0.05)        $  0.58
  Cumulative effect of change in accounting principle                                       (0.40)              -
                                                                                          -------         -------
  Net income/(loss)                                                                       $ (0.45)        $  0.56

Cash dividends                                                                            $  0.10         $  0.30





                       Ford Motor Company and Subsidiaries

                           CONSOLIDATED BALANCE SHEET
                           --------------------------

                                  (in millions)

                                                                                          March 31,       December 31,
                                                                                             2002              2001
                                                                                       ---------------- -----------------
                                                                                         (unaudited)
ASSETS
Automotive
Cash and cash equivalents                                                                 $  8,073         $  4,079
Marketable securities                                                                       11,433           10,949
                                                                                          --------         --------
   Total cash and marketable securities                                                     19,506           15,028

Receivables                                                                                  2,321            2,214
Inventories                                                                                  7,068            6,191
Deferred income taxes                                                                        2,734            2,595
Other current assets                                                                         5,880            6,155
Current receivable from Financial Services                                                   1,349              938
                                                                                          --------         --------
   Total current assets                                                                     38,858           33,121

Equity in net assets of affiliated companies                                                 2,399            2,450
Net property                                                                                33,537           33,121
Deferred income taxes                                                                        7,592            5,996
Goodwill                                                                                     4,481            5,283
Other intangible assets                                                                      1,036            1,194
Other assets                                                                                 6,514            7,154
                                                                                          --------         --------
   Total Automotive assets                                                                  94,417           88,319

Financial Services
Cash and cash equivalents                                                                    7,947            3,139
Investments in securities                                                                      598              628
Finance receivables, net                                                                   103,905          111,958
Net investment in operating leases                                                          46,486           47,262
Retained interest in sold receivables                                                        9,575           12,548
Goodwill and other intangible assets                                                         1,352            1,353
Other assets                                                                                 7,656            7,624
Receivable from Automotive                                                                   3,712            3,712
                                                                                          --------         --------
   Total Financial Services assets                                                         181,231          188,224
                                                                                          --------         --------

   Total assets                                                                           $275,648         $276,543
                                                                                          ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Automotive
Trade payables                                                                            $ 16,191         $ 15,677
Other payables                                                                               3,649            4,227
Accrued liabilities                                                                         24,306           24,340
Debt payable within one year                                                                   235              302
                                                                                          --------         --------
   Total current liabilities                                                                44,381           44,546

Long-term debt                                                                              13,681           13,492
Other liabilities                                                                           33,281           30,868
Deferred income taxes                                                                          275              362
Payable to Financial Services                                                                3,712            3,712
                                                                                          --------         --------
   Total Automotive liabilities                                                             95,330           92,980

Financial Services
Payables                                                                                     3,347            3,095
Debt                                                                                       145,301          153,543
Deferred income taxes                                                                        9,922            9,703
Other liabilities and deferred income                                                        7,308            7,826
Payable to Automotive                                                                        1,349              938
                                                                                          --------         --------
   Total Financial Services liabilities                                                    167,227          175,105

Company-obligated mandatorily redeemable preferred and mandatorily redeemable convertible preferred securities of a subsidiary trust
 holding solely junior subordinated debentures of the Company                                5,672              672

Stockholders' equity
Capital stock
 Preferred Stock, par value $1.00 per share (aggregate liquidation
  preference of $177 million)                                                                    *                *
 Common Stock, par value $0.01 per share (1,837 million shares issued)                          18               18
 Class B Stock, par value $0.01 per share (71 million shares issued)                             1                1
Capital in excess of par value of stock                                                      6,008            6,001
Accumulated other comprehensive income                                                      (5,253)          (5,913)
ESOP loan and treasury stock                                                                (2,873)          (2,823)
Earnings retained for use in business                                                        9,518           10,502
                                                                                          --------         --------
   Total stockholders' equity                                                                7,419            7,786
                                                                                          --------         --------

   Total liabilities and stockholders' equity                                             $275,648         $276,543
                                                                                          ========         ========





                       Ford Motor Company and Subsidiaries

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                 ----------------------------------------------

                  For the Periods Ended March 31, 2002 and 2001
                                  (in millions)


                                                                              First Quarter 2002            First Quarter 2001
                                                                          ---------------------------- -----------------------------
                                                                                          Financial                    Financial
                                                                           Automotive     Services      Automotive      Services
                                                                          ------------ --------------- ------------- ---------------
                                                                                 (unaudited)                   (unaudited)

Cash and cash equivalents at January 1                                      $ 4,079      $  3,139        $ 3,374      $  1,477

Cash flows from operating activities before
 securities trading                                                           2,338         3,831          3,122         1,903
Net sales/(purchases) of trading securities                                    (437)          (25)           119            (6)
                                                                            -------      --------        -------      --------
   Net cash flows from operating activities                                   1,901         3,806          3,241         1,897

Cash flows from investing activities
 Capital expenditures                                                        (1,537)         (181)        (1,357)         (131)
 Acquisitions of receivables and lease investments                                -       (21,295)             -       (23,772)
 Collections of receivables and lease investments                                 -        15,318              -        13,249
 Net acquisitions of daily rental vehicles                                        -          (794)             -        (1,118)
 Purchases of securities                                                       (537)         (185)        (6,713)         (204)
 Sales and maturities of securities                                             452           139          8,053           199
 Proceeds from sales of receivables and lease investments                         -        15,399              -         7,174
 Net investing activity with Financial Services                                (427)            -           (674)            -
 Cash paid for acquisitions                                                     (37)            -           (122)         (743)
 Other                                                                            -           228            342             9
                                                                            -------      --------        -------      --------
   Net (used in)/provided by investing activities                            (2,086)        8,629           (471)       (5,337)

Cash flows from financing activities
 Cash dividends                                                                (184)            -           (557)            -
 Net purchases of Common Stock                                                  (57)            -           (801)            -
 Proceeds from mandatorily redeemable convertible
  preferred securities                                                        4,900            -               -             -
 Changes in short-term debt                                                     (93)       (7,402)           (28)       (4,861)
 Proceeds from issuance of other debt                                           107         8,143            201        14,386
 Principal payments on other debt                                               (60)       (8,944)           (76)       (7,691)
 Net financing activity with Automotive                                           -           427              -           674
 Other                                                                           (5)         (231)            84            44
                                                                            -------      --------        -------      --------
   Net cash (used in)/provided by financing activities                        4,608        (8,007)        (1,177)        2,552

Effect of exchange rate changes on cash                                         (18)          (31)           (63)         (111)
Net transactions with Automotive/Financial Services                            (411)          411           (951)          951
                                                                            -------      --------        -------      --------

   Net increase/(decrease) in cash and cash equivalents                       3,994         4,808            579           (48)
                                                                            -------      --------        -------      --------

Cash and cash equivalents at March 31                                       $ 8,073      $  7,947        $ 3,953      $  1,429
                                                                            =======      ========        =======      ========

